POWER OF ATTORNEY
                        ALLIANZ LIFE AND ANNUITY COMPANY

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, H. Bernt von Ohlen, and Wayne A. Robinson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the attached list that have been or will be filed with the Securities and Exchange Commission by Allianz Life and Annuity Company pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


        SIGNATURE                  TITLE                             DATE


   /s/ Gary C. Bhojwani                                             6-14-07
                            Director, Chief Executive Officer
   Gary C. Bhojwani         and President

   /s/ Jill E. Paterson                                              7-2-07
                            Director and Chief Financial Officer
   Jill E. Paterson

   /s/ Cynthia Pevehouse                                             7-2-07
                            Director and Secretary
   Cynthia Pevehouse

   /s/ Neil McKay                                                    6-14-07
                            Director and Vice President - Actuary
   Neil McKay


             ALLIANZ LIFE AND ANNUITY COMPANY - REGISTERED PRODUCTS


                           PRODUCT                      33 ACT NO.
                     Contingent Annuity                  Pending

                                POWER OF ATTORNEY
                        Allianz Life and Annuity Company

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Charles I. Wikelius and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life and Annuity Company pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


             Allianz Life and Annuity Company - Registered Products


                          Product               33 Act No.
                    Contingent Annuity          333-144584



           Signature                      Title                  Date


 /s/ Giulio Terzariol
                                  Director and Treasurer        11-14-07
-------------------------
     Giulio Terzariol